                                                                 EXHIBIT e(8)(b)


                                AMENDMENT NO. 1
                              AMENDED AND RESTATED
                     MASTER DISTRIBUTION AGREEMENT
         (CLASS A SHARES, CLASS C SHARES AND AIM CASH RESERVE SHARES)

         The Amended Restated Master Distribution Agreement (the "Agreement"), dated August 4, 1997, by and between AIM Funds Group, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "APPENDIX A
                                       TO
                         MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM FUNDS GROUP

CLASS A SHARES
--------------
AIM Balanced Fund
AIM Global Utilities Fund
AIM Select Growth Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Municipal Bond Fund
AIM Value Fund


CLASS C SHARES
--------------
AIM Balanced Fund
AIM Global Utilities Fund
AIM Select Growth Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Value Fund

AIM CASH RESERVE SHARES
-----------------------
AIM Money Market Fund"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  December 21, 1998

                                                AIM FUNDS GROUP



Attest: /s/ SAMUEL D. SIRKO                     By: /s/ ROBERT H. GRAHAM
        ----------------------------               ---------------------------
         Assistant Secretary                                President


(SEAL)
                                                A I M DISTRIBUTORS, INC.



Attest: /s/ SAMUEL D. SIRKO                     By: /s/ MICHAEL J. CEMO
        ----------------------------               ---------------------------
           Assistant Secretary                               President


(SEAL)




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